                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                              PRIMARK CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share
Certificates") evidencing shares of Common Stock, no par value per share (the
"Shares"), of Primark Corporation, a Michigan corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to ChaseMellon Shareholder Services L.L.C., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in
"Section 1. Terms of the Offer; Expiration Date" of the Offer to Purchase) or
(iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary.
See "Section 3, Procedures for Accepting the Offer and Tendering Shares" of the
Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES L.L.C.

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
          BY MAIL:             BY OVERNIGHT COURIER:                    BY HAND:
          --------             ---------------------                    --------
Post Office Box 3301           85 Challenger Road             120 Broadway,
South Hackensack, NJ 07606     Mail Drop-Reorg.               13(th) Floor
Attn: Reorganization           Ridgefield Park, NJ 07660      New York, NY 10271
Department                                                    Attn: Reorganization
                                                              Department

                               BY FACSIMILE:
                               (201) 296-4293

                               CONFIRM BY TELEPHONE:
                               (201) 296-4860

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

    The undersigned hereby tenders to Marquee Acquisition Corporation, a Michigan corporation and an indirect wholly owned subsidiary of The Thomson Corporaiton, a corporation organized under the laws of Ontario, Canada, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 14, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchase and any amendment or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offering and Tendering Shares" of the Offer to Purchase.

---------------------------------------------

  Number of Shares:
  ____________________________________________________________________________

  Certificate Nos. (If Available):

  ____________________________________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________
  / / Check this box if Shares will be delivered by book-entry transfer:

  Account No. ________________________________________________________________

  Date: ____________, 2000

--------------------------------------------------
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  Name(s) of Holders:

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

                             (Pleast Type or Print)

  ____________________________________________________________________________

  ____________________________________________________________________________

  Address

  ____________________________________________________________________________

  Zip Code

  ____________________________________________________________________________

  Area Code and Telephone No.

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  Signature(s) of Holder(s)
-----------------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc.
or which is a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depository, Share
Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three trading days of the date hereof.

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
Name of Firm                                                    Title
Authorized Signature                                            Address                                         Zip Code
Name:                 Please Type or                            Area Code and Telephone No.
Print

                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
                  SHARE CERTIFICATES SHOULD BE SENT WITH YOUR
                             LETTER OF TRANSMITTAL.

                                                        Dated:____________, 2000
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